Goodwill	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
12.	Goodwill
As of December 31, 2020, the Group performed quantitative impairment test for goodwill. The management determined that the income approach, specifically the Discounted Cash Flow (“DCF”) method, is appropriate. The management used a revenue growth rate ranging from
-35.1%
to 57.4%. Other key assumptions besides cash flow projections included discount rate of 15% and terminal growth rate of 3%. As a result of the above factors, fair value of the reporting unit was less than its carrying amount. Goodwill of RMB37,593 was fully impaired for the year ended December 31, 2020, and the impairment loss was recognized in the consolidated statements of operations and comprehensive income/(loss). As of December 31, 2020 and 2021, the carry amount of goodwill was nil.